SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2003

NATIONWIDE HEALTH PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit No.	Description

99.1	Nationwide Health Properties Press Release dated April 29, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

The information in this Report, including the Exhibit attached hereto, is being furnished under Item 12 of Form 8-K pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003.

On April 29, 2003, we issued a press release, which, among other things, sets forth our results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: April 29, 2003	By:	/s/ MARK L. DESMOND
		Name:	Mark L. Desmond
		Title:	Senior Vice President and Chief Financial Officer

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